UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Hartford Series Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(specify)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

[FORM OF PROXYCARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Proxy Tabulator

P.O. Box 9112

Farmingdale, NY 11735

VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

VOTING BY MAIL. Complete and return your proxy card in the addressed envelope.

If you vote by telephone or internet, you do not need to mail your proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARTFORD SERIES FUND, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 12, 2010

The undersigned appoints Edward P. Macdonald and Raymond A. O’Hara or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the “Proxies”), to vote, as designated herein, all shares of the fund named above held by the undersigned on November 16, 2009, at a Special Meeting of Shareholders (the “Meeting”), to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on February 12, 2010 at 2:00 p.m. Eastern Time and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Hartford Series Fund, Inc. or by executing a superseding proxy.

Date

Signature(s)	(Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. If you wish to vote in accordance with the recommendation of the Board of Directors, simply sign and date this Proxy Card and return it in the envelope provided.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

1. TO ELECT TWO DIRECTORS TO THE BOARD OF DIRECTORS		☐	☐	☐
		FOR	AGAINST ALL	FOR ALL
(01) LEMMA W. SENBET	(02) JOHN C. WALTERS	ALL		EXCEPT*

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below

2. TO APPROVE AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH OF THE FUNDS AND HL ADVISORS, THE PURPOSE OF WHICH ARE TO COMBINE THE ADMINISTRATIVE SERVICES FOR EACH FUND WITH THE MANAGEMENT SERVICES FOR EACH FUND UNDER A SINGLE AGREEMENT. (NOT APPLICABLE TO AMERICAN FUNDS HLS FUNDS)

		☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THANK YOU!

[FORM OF VOTING INSTRUCTION CARD]

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

VOTING INSTRUCTIONS TODAY

Proxy Tabulator

P.O. Box 9112

Farmingdale, NY 11735

VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

VOTING BY MAIL. Complete and return your voting instruction card in the addressed envelope.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE INSURANCE COMPANY LISTED BELOW

VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD ON FEBRUARY 12, 2010

Insurance Name

Hartford HLS Fund Name

The undersigned appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on February 12, 2010 and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card.   IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will either not vote shares attributable to your account value, or will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

Date

	Signature(s)	(Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

(Please see reverse side)

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

VOTING INSTRUCTIONS TODAY

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW.  IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. If you wish to vote in accordance with the recommendation of the Board of Directors, simply sign and date this Proxy Card and return it in the envelope provided.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

1. TO ELECT TWO DIRECTORS TO THE BOARD OF DIRECTORS		☐	☐	☐
		FOR	AGAINST ALL	FOR ALL
(01) LEMMA W. SENBET	(02) JOHN C. WALTERS	ALL		EXCEPT*

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below

2. TO APPROVE AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH OF THE FUNDS AND HL ADVISORS, THE PURPOSE OF WHICH ARE TO COMBINE THE ADMINISTRATIVE SERVICES FOR EACH FUND WITH THE MANAGEMENT SERVICES FOR EACH FUND UNDER A SINGLE AGREEMENT. (NOT APPLICABLE TO AMERICAN FUNDS HLS FUNDS)

		☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE ENCLOSED ENVELOPE. THANK YOU!

MANAGEMENT INFORMATION SERVICES

PROPOSED SCRIPT FOR TELEPHONE VOTING

OPENING:

When connected to the toll-free number, shareholder will hear:

“Welcome.  “Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card.”

When shareholder enters the control number, he/she will hear:

“To vote as the ** Board recommends on all proposals, press 1 now.  To vote on each proposal separately, press 0 now.”

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

“You have voted as the Board recommended.  If this is correct, press 1.  If incorrect, press 0.”

If shareholder presses 1, he/she will hear:

“If you have received more than one proxy card, you must vote each card separately.  If you would like to vote another proxy, press 1 now.  To end this call, press 0 now.”

If shareholder presses 0 to indicate an incorrect vote, he/she will be returned to the “To vote as the..” speech.

If shareholder elects to revote or vote another proxy, he/she is returned to the “Please enter the control number” speech (above). If shareholder elects to end the call, he/she will hear:

“Thank you for voting.”

Call is terminated.

MANAGEMENT INFORMATION SERVICES

12/31/2009

last modified: March 13, 2001

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

If shareholder elects to vote each proposal separately, he/she will hear:

“Proposal 1:     To vote FOR all nominees, press 1.  To WITHHOLD from all nominees, press 9.  To WITHHOLD from an individual nominee, press 0. Make your selection now.”

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2.  If the shareholder elects to withhold from a specific nominee, he/she will hear:

“Enter the two-digit number that appears in front of the nominee’s name you DO NOT wish to vote for.”

And then,

“Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees.”

When the shareholder has finished voting on Proposal 1 , he/she will hear:

“Proposal 2:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.”

When the shareholder has finished voting on Proposal 2, he/she will hear:

“Your votes have been cast as follows (vote for each proposal is given). If this is correct, press 1. If incorrect, press 0.”

If the shareholder presses 1, he/she will hear:

“If you have received more than one proxy card, you must vote each card separately.  If you would like to vote another proxy, press 1 now.  To end this call, press 0 now.”

If shareholder presses 0 to indicate an incorrect vote, he/she will be returned to the “To vote as the..” speech.

If shareholder elects to revote the cancelled vote or vote another proxy, he/she is returned to the “Please enter the control number” speech (above). If shareholder elects to end the call, he/she will hear:

“Thank you for voting.”

Call is terminated.